                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 14, 1997


                            QUARTERDECK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                      0-19207                    95-4320650
(STATE OR OTHER              (COMMISSION FILE             (I.R.S. EMPLOYER
 JURISDICTION OF                  NUMBER)                IDENTIFICATION NO.)
INCORPORATION)



              13160 Mindanao Way, Marina del Rey, California 90292
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 309-3700

         ITEM 5.  OTHER EVENTS.


     On April 14, 1997, Quarterdeck Corporation announced that it has entered into a new $12 million lending facility with Greyrock Business Credit, a division of NationsBank. The new line of credit replaces the prior line it had with Bank of America, N.T. and S.A. A copy of the press release dated April 14, 1997 with respect to the new line of credit is filed herewith as exhibit 99.1.

        ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
                 (c)     Exhibits.

                 The following are filed as exhibits to this Current Report on Form 8-K:

                 99.1  Press Release dated April 14, 1997.

                 99.2 Loan and Security Agreement dated April 1, 1997 between Quarterdeck Corporation as Borrower and Greyrock Business Credit as Lender

                 99.3 Schedule to Loan and Security Agreement dated April 1, 1997 between Quarterdeck Corporation as Borrower and Greyrock Business Credit as Lender

                 99.4 Form of Continuing Guaranty dated April 1, 1997 between certain Quarterdeck Corporation Subsidiaries and Greyrock Business Credit

                 99.5 Form of Security Agreement dated April 1, 1997 between certain Quarterdeck Corporation Subsidiaries and Greyrock Business Credit

                 99.6 Standby Agreement dated April 1, 1997 between Quarterdeck Corporation as Borrower and Greyrock Business Credit as Lender

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         QUARTERDECK CORPORATION, a Delaware
                                         corporation


                                         By:      /s/ Frank R. Greico
                                            -----------------------------------
                                         Name:    Frank R. Greico
                                         Title:   Senior Vice President and
                                                  Chief Financial Officer


April 28, 1997


















                                      -3-